Subsequent events	12 Months Ended
Dec. 31, 2024
Notes and other explanatory information [abstract]
Subsequent events

41.	Subsequent events

Reverse Split and Split Operation

On February 24, 2025, the Company’s Board of Directors approved a reverse split and subsequent split of its common shares, at a ratio of 100:1 followed by 1:100, without affecting the Company's capital stock, number of shares or ADRs.

The proposal, to be submitted to the AEGM, considers that the Operation: (i) will be applied to all shareholders of the Company, (ii) will not result in a change in the value of the Company's capital stock or in the total number of shares, (iii) will not modify the rights conferred by the shares issued by the Company to their holders, and (iv) will not imply a change in the number of shares that make up each ADR, the total number of ADRs in circulation remained unchanged.

The reverse split and subsequent split was approved in the shareholders meeting held on March 27, 2025.

Termination of the Share Buyback Program and Approval of a New Program

On February 12, 2025, the Company’s Board of Directors approved the share buyback program of up to 67,210,173 of the Company’s common shares, corresponding to approximately 2.78% of the Company’s total common shares. The common shares acquired under the share buyback program will be held in treasury and subsequently canceled, without reducing the capital stock. In addition, approximately five million shares acquired under the share buyback program will be allocated to support the stock-based compensation of the Long-Term Incentive Plan.

End of disputes with C6

As disclosed in the material fact of TIM S.A on February 11, 2025, TIM S.A and Banco C6 S.A (“C6” or “Bank”) entered into an agreement (“Agreement”) aimed at ending all disputes related to the partnership between the Companies (“Partnership”) and, consequently, terminating the four arbitration proceedings currently in progress.

The Agreement, signed on February 11, 2025, provides for the termination of the Partnership, in addition to the transfer of all shares held by TIM to C6, as well as all outstanding subscription bonuses, in the amount of R$ 520 million (pre-tax). The transfer of shares was subject to approval by the Cayman Islands Monetary Authority (CIMA). Other details are protected by confidentiality clauses.

The Company was informed in March 18, 2025, that the Cayman Islands Monetary Authority (CIMA) approved the transfer of all shares and outstanding subscription warrants issued by Carbon Holding Financeira S.A. (a company that indirectly holds a stake in Banco C6 held by TIM to an entity of the C6 Group, as provided for in the agreement signed between the Company and C6 on March 20, 2025. Consequently, the Partnership between the Companies was terminated on this date, as well as all related disputes, with the extinction of the four ongoing arbitration proceedings.

Distribution of interest on shareholders’ equity

On February 10, 2025, the Company’s Board of Directors approved the distribution of R$ 200,000 of interest on shareholders’ equity. The payment is expected to take place on April 22, 2025.

On March 24, 2025, our Board of Directors approved the payment of R$490 million as interest on equity, with payment to be made no later than April 30, 2026.

On March 27, 2025, the Company’s Board of Directors approved the distribution of R$ 2,050,000 in dividends. The payment is expected to take place in April, July, and October 2025.

Capital contribution - 5G Fund

On January 16, 2025, the Company contributed approximately R$ 84.7 million to the 5G Fund, reinforcing its commitment to boosting the development of solutions based on 5G technology.